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                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                       Supplement Dated November 27, 2001
                                     To the
                       Prospectus dated November 5, 2001


The following information supplements the disclosure regarding American Growth Fund and Strategic Growth Fund at page 49 of the Prospectus:


On November 27, 2001, the Board of Trustees of USAllianz Variable Insurance Products Trust (the "Trust") approved the retention of Van Kampen Asset Management Inc. ("Van Kampen") as specialist manager for the USAZ American Growth Fund and the USAZ Strategic Growth Fund (the "Funds"). No change was made with respect to the fees payable to Van Kampen for performing its services. Van Kampen had been appointed interim specialist manager for the Funds, effective October 12, 2001, for a 150 day period, replacing Fred Alger Management, Inc. Van Kampen's services as specialist manager of the Funds beyond the 150 day period is subject to shareholder approval unless the Trust receives pending exemptive relief from the Securities and Exchange Commission permitting it to replace sub-advisers under certain circumstances without shareholder approval. If a shareholder meeting is required to approve the portfolio management agreement between Van Kampen, USAllianz Advisers, LLC and the Trust, it will be held February 15, 2002 and the record date will be December 28, 2001.


                  THIS SUPPLEMENT FOR FUTURE REFERENCE